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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                            _______________________

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                       Date of Report:  January 20, 2000
                                        ----------------
                       (Date of earliest event reported)



                            HELLER FINANCIAL, INC.
                            ----------------------
            (Exact name of registrant as specified in its charter)



                                   Delaware
                                   --------
                (State or other jurisdiction of incorporation)



                1-6157                                36-1208070
                ------                                ----------
       (Commission File Number)          (IRS Employer Identification Number)


500 West Monroe Street, Chicago, Illinois                 60661
-----------------------------------------                 -----
(Address of principal executive offices)               (Zip Code)


                                (312) 441-7000
                                --------------
             (Registrant's telephone number, including area code)
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Item 5.   Other Events
-------   ------------

On January 20, 2000, Heller Financial, Inc. (the "Registrant") issued a press release announcing (i) its earnings for the year ending December 31, 1999, (ii) that the Board of Directors has determined that the Annual Meeting of Shareholders will be held on May 4, 2000, and (iii) that the record date for purposes of voting at the Annual Meeting of Shareholders will be March 10, 2000. A copy of the press release is attached.



Item 7.   Financial Statements and Exhibits
-------   ---------------------------------

(c)  Exhibits

99  Heller Financial, Inc. - Press Release



                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: January 21, 2000
       ----------------

                                      HELLER FINANCIAL, INC.


                                      By:    /s/ Lauralee E. Martin
                                             --------------------------
                                             Lauralee E. Martin
                                      Title: Executive Vice President and
                                             Chief Financial Officer

                                       2
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                                 EXHIBIT INDEX



Exhibit  Description
Number   -----------
------

99       Heller Financial, Inc. - Press Release

                                       3